UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: December 18, 2014

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA  91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. — Entry into a Material Definitive Agreement

On December 18, 2014, LTC Properties, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with RREEF America LLC (the “Purchaser”) pursuant to which the Company agreed to issue and sell to the Purchaser 600,000 shares of the Company’s common stock (the “Shares”)  at a purchase price of $41.50 per share (before placement fees and estimated offering expenses). The offering of the Shares was made under the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-190048) (the “Registration Statement”), including a related base prospectus, dated July 19, 2013, as supplemented by a Prospectus Supplement, dated December 18, 2014, which will be filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.  The Shares are to be delivered against payment of the purchase price and subject to customary closing conditions on December 23, 2014.

In connection with the offer and sale of the Shares, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”), dated December 18, 2014, with KeyBanc Capital Markets Inc.  (“KeyBanc”) pursuant to which the Company engaged KeyBanc to act as exclusive placement agent for this transaction.  KeyBanc has no commitment to purchase any of the Company’s common stock and is acting solely as the placement agent. Pursuant to the Placement Agent Agreement, the Company agreed to pay KeyBanc a placement agent fee equal to $252,000.  In the Placement Agent Agreement, the Company agreed to indemnify KeyBanc and each of its directors, officers, employees, agents and affiliates, and each person, if any, controlling KeyBanc and any of its affiliates, against liabilities resulting from this offering and to contribute to payments KeyBanc may be required to make for these liabilities.

A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the Placement Agent Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. — Other Events

The opinions of counsel regarding the validity of the Shares issued pursuant to the offering and certain federal income tax matters are filed as Exhibits 5.1 and 8.1 hereto.

Item 9.01. — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

5.1	Opinion of Ballard Spahr LLP regarding the legality of the Shares being registered

8.1	Tax Opinion of Reed Smith, LLP

10.1	Purchase Agreement, dated December 18, 2014, by and between the Company and the Purchaser of the Shares

10.2	Placement Agent Agreement, dated December 18, 2014, between the Company and KeyBanc Capital Markets Inc.

23.1	Consent of Ballard Spahr LLP (contained in Exhibit 5.1)

23.2	Consent of Reed Smith, LLP (contained in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: December 18, 2014	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President